--------------------------------------------------------------------------------------------------------------
     Multi-Fund(R)                          Multi-Fund(R) Select                The Lincoln National Life
         Select                         Variable Annuity Application                Insurance Company
                                                                                   Fort Wayne, Indiana
--------------------------------------------------------------------------------------------------------------

     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT
     OWNER.

--------------------------------------------------------------------------------------------------------------
1a Rights Of Accumulation (If additional space is needed, use Section [14].)
--------------------------------------------------------------------------------------------------------------

   [ ]  I/We own a Multi-Fund(R) Select mutual fund or Multi-Fund(R) Select variable annuity, which may entitle me/us to increased bonus credit amounts as described in the prospectus. My/Our account numbers are:
             -----------------  -----------------

   [ ]  The registration of some of my/our shares differs. Their account numbers are (may include spouse and/or children under 21):

   Account no.                             Name                             SSN
               --------------------------       --------------------------      ------------------------------

   Account no.                             Name                             SSN
               --------------------------       --------------------------      ------------------------------

--------------------------------------------------------------------------------------------------------------
1b Contract Owner            Note: Maximum age of Contract Owner is [85].
--------------------------------------------------------------------------------------------------------------

   John Doe                                     Social Security number/TIN ###-##-####
   Full legal name or trust name*

   1515 Main Street                             Date of birth    09    29   72
   Street address                                              Month  Day  Year  [ ] Male [ ] Female

   Any City         Any State       00123       Home telephone number 751 777-3221
   City               State          ZIP

                                                Date of trust* [ | ]  [ | ]  [ | ]  Is trust revocable?*
                                                                Month  Day    Year   [ ] Yes [ ] No

   -------------------------------------
   Trustee name*                                *This information is required for trusts.

--------------------------------------------------------------------------------------------------------------
1c Joint Contract Owner      Note: Maximum age of Joint Contract Owner is [85].
--------------------------------------------------------------------------------------------------------------

   -------------------------------------        Social Security number [ | | ]-[ | ] [ | | | ]
   Full legal name

                                                Date of birth [ | ] [ | ] [ | ] [ ] Male [ ] Female
                                                              Month  Day   Year
                                                                                [ ] Spouse  [ ] Non-Spouse

--------------------------------------------------------------------------------------------------------------
2a Annuitant                 Note: Maximum age of Annuitant is [85]. (If no Annuitant is specified, the
                                                                      Contract Owner, or Joint Owner if
                                                                      younger, will be the Annuitant.)
--------------------------------------------------------------------------------------------------------------

   -------------------------------------        Social Security number [ | | ]-[ | ]-[ | | | ]
   Full legal name
                                                Date of birth [ | ] [ | ] [ | ] [ ] Male    [ ] Female
   -------------------------------------                       Month Day   Year
   Street address                                                                  [ ] Married [ ] Not Married

   -------------------------------------
   City           State          ZIP

   -------------------------------------        Home telephone number [ | | ] [ | | ]-[ | | | ]
   Physical street address if different

   -------------------------------------        Business telephone number [ | | ] [ | | ]-[ | | | ]
   City           State          ZIP

--------------------------------------------------------------------------------------------------------------
2b Contingent Annuitant      Note: Maximum age of Contingent Annuitant is  [85] .
--------------------------------------------------------------------------------------------------------------

                                                Social Security number [ | | ]-[ | ]-[ | | | ]
   -------------------------------------
   Full legal name

--------------------------------------------------------------------------------------------------------------
3 Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)
--------------------------------------------------------------------------------------------------------------

Jane A. Doe         ----------- --------------               wife              450-678-1234  3/1/75       100%
[Full legal name or [ ] Primary [ ] Contingent [Relationship to Contract Owner]  SSN/TIN     Date of birth
trust name*]
                                                                                                             %
---------------------------------------------- ------------------------------ -------------   ----------- ---
[Full legal name or [ ] Primary [ ] Contingent [Relationship to Contract Owner]  SSN/TIN       Date of birth
trust name*]
                                                                                                             %
--------------------------------------------- -------------------------------- -------------  ----------- ---
[Full legal name or [ ] Primary [ ] Contingent [Relationship to Contract Owner]  SSN/TIN       Date of birth
trust name*]

---------------------------------------------   Date of trust* [ | ]   [ | ] [ | ]  Is trust revocable?*
[Executor/Trustee name*]                                       Month    Day   Year   [ ] Yes [ ] No

                                                *This information is required for trusts.

     To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment
Options form [(29953)].

--------------------------------------------------------------------------------------------------------------
4 Type of Multi-Fund Select Contract
--------------------------------------------------------------------------------------------------------------
   Nonqualified: [ ] Initial Contribution OR [ ] 1035 Exchange
   Tax-Qualified (must complete plan type): [ ] Transfer OR [ ] Rollover
   Plan Type (check one): [ ] Roth IRA [ ] Traditional IRA  [ ] Non-ERISA 403(b)*
                                                                 (transfers only)          [ | ]   [ | ]
                                                                 *Indicate plan year-end:  Month    Day

--------------------------------------------------------------------------------------------------------------
5 Employer/Remitter
--------------------------------------------------------------------------------------------------------------

   Remitter Name   ABC Company, Inc.                             Remitter Number

--------------------------------------------------------------------------------------------------------------
6 Suitability
--------------------------------------------------------------------------------------------------------------
  Complete this information for the contract owner. If the contract owner is an employer, complete for the annuitant.
  Client's investment objective for this contract is: (select one)

  [ ] Preservation of Capital      [ ] Income                                [ ] Growth & Income
  [ ] Long Term Growth             [ ] Maximum Capital Appreciation          [ ] Flexible Allocation

   Occupation
              ------------------------------------------------------------------------------------------------
   Number of dependents                  Total family income $            Estimated net worth $
                        ----------------                       ----------                       --------------

--------------------------------------------------------------------------------------------------------------
7 Contribution
--------------------------------------------------------------------------------------------------------------

   Periodic products - Complete the following information.
                                                               403(a)
                                                               401(a)
                                                   403(b)      401(k)    457    Frequency*
   ---------------------------------------------------------------------------------------
   Employee deferred compensation                  50,000               $       A
   ---------------------------------------------------------------------------------------
   Employee elective deferral/salary reduction    $           $
   ---------------------------------------------------------------------------------------
   Employee excess elective deferrals             $           $
   ---------------------------------------------------------------------------------------
   Employee mandatory                             $           $
   ---------------------------------------------------------------------------------------
   Employee non-deductible mandatory                          $
   ---------------------------------------------------------------------------------------
   Employee non-deductible voluntary                          $
   ---------------------------------------------------------------------------------------
   Employer                                       $           $          $
   ---------------------------------------------------------------------------------------
   Employer discretionary                         $           $
   ---------------------------------------------------------------------------------------
   Employer matching                              $           $
   ---------------------------------------------------------------------------------------

   *Frequencies:    (A) Annual              (S/A) Semi-annual   (Q) Quarterly     (M) Monthly
                    (S/M) Semi-monthly      (B/W) Bi-weekly     (W) Weekly

   Date of Hire     10  /  10  / 99                       Annual Salary 75.000
                   month  day  year

   Recurring Annual Amount                                Number of Payments 12
                           ---------------------------

   Indicate the months in which contributions will be skipped (maximum of 3 months.)
                                                                                     ------------------------

--------------------------------------------------------------------------------------------------------------
8a Allocation (This section must be completed.)          8b Dollar Cost Averaging (Complete only if electing
                                                            DCA)
--------------------------------------------------------------------------------------------------------------
   Initial minimum: [$25,000]                               [$1,500] minimum required in the Holding Account
                                                            --------------------------------------------------
                                                            Total amount to DCA:              $
   Future contributions will follow the allocation                                             ---------------
   below. If DCA option is selected, the entire amount                OR
   of each future contribution will follow the              MONTHLY amount to DCA:            $
   allocation in Section 8b.                                                                   ---------------
                                                            --------------------------------------------------
                                                            OVER THE FOLLOWING PERIOD:
   If no allocations are specified in Section 8a or 8b,                                        ---------------
   the entire amount will be allocated to the [Cash                                            [MONTHS (2-60)]
   Management Fund] pending instructions from the           --------------------------------------------------
   Contract Owner.                                          FROM THE FOLLOWING HOLDING ACCOUNT (check one):
   ----------------------------------------------------     [ ] 1 Year Fixed Account (Only available for 12
   Please allocate my contribution of:                          months or less.)
                                                            [ ] Delaware High Yield Series*   *The holding
   $25,000                  OR   $                                                            account and the
                                  ---------------------     [ ] Lincoln National Money        DCA fund elected
    Initial contribution          Approximate amount            Market Fund*                  cannot be the
                                  from previous carrier     [ ] Lincoln National Bond Fund*   same.
   ----------------------------------------------------     --------------------------------------------------
   INTO THE FUND(S) BELOW                                   INTO THE FUND(S) BELOW
   ----------------------------------------------------     --------------------------------------------------
   Use whole percentages                                    Use whole percentages

   Preservation of Capital                                  Preservation of Capital

           25 % Lincoln Fixed                                          % Lincoln Fixed
                                                            ------------
              % Lincoln VIP Money Market                               % Lincoln VIP Money Market
   ------------                                             ------------

   Income                                                   Income

              % Delaware VIP Diversified Income                        % Delaware VIP Diversified Income
   ------------                                             ------------
              % Lincoln VIP Bond                                       % Lincoln VIP Bond
   ------------                                             ------------

   Growth & Income                                          Growth & Income

              % AllianceBernstein VPS Growth & Income                  % AllianceBernstein VPS Growth & Income
   ------------                                             ------------
              % American Funds Growth-Income                           % American Funds Growth-Income
   ------------                                             ------------
           25 % Delaware VIP Large-Cap Value                           % Delaware VIP Large-Cap Value
                                                            ------------
              % Delaware VIP REIT                                      % Delaware VIP REIT
   ------------                                             ------------
              % Lincoln VIP Equity-Income                              % Lincoln VIP Equity-Income
   ------------                                             ------------
              % Lincoln VIP Global Asset Allocation                    % Lincoln VIP Global Asset Allocation
   ------------                                             ------------
              % Lincoln VIP Growth & Income                            % Lincoln VIP Growth & Income
   ------------                                             ------------
              % Lincoln VIP Managed                                    % Lincoln VIP Managed
   ------------                                             ------------

   Long Term Growth                                         Long Term Growth

              % American Funds Growth                                  % American Funds Growth
   ------------                                             ------------
              % American Funds Global Growth                           % American Funds Global Growth
   ------------                                             ------------
           25 % American Funds International                           % American Funds International
                                                            ------------
              % Delaware VIP Small-Cap Value                           % Delaware VIP Small-Cap Value
   ------------                                             ------------
              % Fidelity VIP Contrafund                                % Fidelity VIP Contrafund
   ------------                                             ------------
              % Fidelity VIP Growth                                    % Fidelity VIP Growth
   ------------                                             ------------
              % Lincoln VIP Capital Appreciation                       % Lincoln VIP Capital Appreciation
   ------------                                             ------------
              % Lincoln VIP International                              % Lincoln VIP International
   ------------                                             ------------
              % Lincoln VIP Social Awareness                           % Lincoln VIP Social Awareness
   ------------                                             ------------
              % Lincoln VIP Special Opportunities                      % Lincoln VIP Special Opportunities
   ------------                                             ------------
              % MFS VIT Utilities                                      % MFS VIT Utilities
   ------------                                             ------------
              % Scudder VIT Equity 500 Index                           % Scudder VIT Equity 500 Index
   ------------                                             ------------

   Maximum Capital Appreciation                             Maximum Capital Appreciation

              % AllianceBernstein VPS Technology                       % Alliance Bernstein VPS Technology
   ------------                                             ------------
              % Baron Capital Asset                                    % Baron Capital Asset
   ------------                                             ------------
           25 % Delaware VIP Trend                                     % Delaware VIP Trend
                                                            ------------
              % Lincoln VIP Aggressive Growth                          % Lincoln VIP Aggressive Growth
   ------------                                             ------------
              % Neuberger Berman AMT Mid-Cap Growth                    % NeubergerBerman AMT Mid-Cap Growth
   ------------                                             ------------
              % Scudder VIT Small-Cap Index                            % Scudder VIT Small-Cap Index
   ------------                                             ------------
                Fixed Account:               % 5 years                 % Total (must = 100%)
                                      --------              ============
                        % 1 year             % 7 years      --------------------------------------------------
                ---------             --------              Future contributions will not automatically start
                        % 3 years            % 10 years     a new DCA program. Instructions must accompany
                ---------             --------              each DCA contribution.
          100 % Total (must = 100%)

--------------------------------------------------------------------------------------------------------------
8c Cross-Reinvestment or Portfolio Rebalancing
--------------------------------------------------------------------------------------------------------------
   To elect either of these options, please complete the Cross-Reinvestment form [(28051)] or the Portfolio
   Rebalancing form [(28887)].

--------------------------------------------------------------------------------------------------------------
9  Death Benefit Option
--------------------------------------------------------------------------------------------------------------
   Select one: (If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum
   Death Benefit.)

   [ ] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.

   [ ] I/We hereby elect the Account Value Death Benefit option.

   [ ] I/We hereby elect the Return of Premium Death Benefit option.

   [ ] I/We hereby elect the 5% Step-Up/1/ Death Benefit option.

   [ ] I/We hereby elect the Estate Enhancement Benefit/2/ rider with the Enhanced Guaranteed Minimum Death
   Benefit.

   [ ] I/We hereby elect the Estate Enhancement Benefit/2/ rider with the 5% Step-Up Death Benefit option.

   /1/  The 5% Step-Up option may only be elected if the Contract Owner, Joint Owner (if applicable), and
        Annuitant are all under age 80.

   /2/  The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.

--------------------------------------------------------------------------------------------------------------
10 Automatic Withdrawals
--------------------------------------------------------------------------------------------------------------

   Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually.

   If the Principal Security benefit has been elected, withdrawals are not required to be established.
   Minimal withdrawals will lead to waiver of the benefit charge. If withdrawals are established, then I/we must specify the dollar amount to be withdrawn (no more than 7% of deposits).

   Expected Deposit $           x           % (less than 7%) = $           desired automatic withdrawal amount
                     ----------   ---------                     ----------
   ----------------------------------------------         ----------------------------------------------------
   [ ] Please provide me/us with automatic                [ ] Please provide me/us with automatic withdrawals
   withdrawals based on         % (may be between         of $
                         --------                              ----------
   1 -10%) of the greater of total contract value
   or premium payments, payable as follows:          OR
   [ ] Monthly        [ ] Quarterly                       [ ] Monthly        [ ] Quarterly
   [ ] Semiannually   [ ] Annually                        [ ] Semiannually   [ ] Annually

   Begin withdrawals in [ | ]   [ | | | ]                 Begin withdrawals in [ | ]   [ | | | ]
                         Month    Year                                          Month    Year
   ----------------------------------------------         ----------------------------------------------------

   Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

   ELECT ONE: [ ] Do withhold taxes  Amount to be withheld        % (must be at least 10%)
                                                           --------
              [ ] Do not withhold taxes

   ELECT ONE: [ ] Send check to address of record   OR   [ ] Send check to the following alternate address:

              [ ] Direct deposit                         -----------------------------------------------------
                  For direct deposit into my/our bank
                  account, the Electronic Fund           -----------------------------------------------------
                  Transfer Authorization form
                  [(27326)] must be completed and        -----------------------------------------------------
                  submitted with a voided check or
                  a savings deposit slip.

--------------------------------------------------------------------------------------------------------------
11 Automatic Bank Draft
--------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------
   Print account holder name(s) EXACTLY as shown on bank records
                                                                                           ATTACH VOIDED CHECK
   ---------------------------------------------------------------------------------------
   Bank name                                               ABA number

   -----------------------------------------------------------------------------------------------------------
   Bank telephone number

   Automatic bank draft start date: [ | ]      [ | ]      [ | ]                               $
                                                                  -------------------------    ---------------
                                    Month    Day (1-28)   Year    Checking account number      Monthly amount

   I/We authorize Lincoln Life to deposit payments to the account and financial institution identified above.
   Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or
   I/we notify Lincoln Life of change in sufficient time to act.

   This authorization requires the financial institution to be a member of the National Automated Clearing
   House Association (NACHA).

--------------------------------------------------------------------------------------------------------------
12a Telephone/Internet Authorization (Check box if this option is desired.)
--------------------------------------------------------------------------------------------------------------

   [ ] I/We authorize and direct The Company to accept instructions via telephone, Internet Service Center or facsimile from the agent of record or any person who can furnish proper contract identification to exchange units from subaccount to subaccount and/or change the allocation of future investments. This also authorizes changes as approved by The Company.

   Transfers to a fixed subaccount will result in a new guaranteed period for the amount being transferred.
   Any such guarantee period will begin on the effective date of the transfer. I/We agree to hold harmless and indemnify The Company and affiliates.

   Automatic telephone transfers and Internet Service Center requests require a separate registration process in addition to completion of this form.

   Requests for exchanges in subaccount units will be made at their respective unit values at the close of business the day the request is received, provided the instructions are received before the close of the
   New York Stock Exchange. Instructions received after the close of the New York Stock Exchange are effective at the close of the following business day.
   [ ] Yes [ ] No

--------------------------------------------------------------------------------------------------------------
12b Electronic Statement Authorization
--------------------------------------------------------------------------------------------------------------

   [ ] I/We hereby authorize and direct Lincoln Life to send me/us a link that would enable me/us to sign-up for electronic notifications including contract information, annuity literature, tax information, statements, prospectuses and annual/semi-annual reports.

   -----------------------------------------------------------------------------------------------------------
   E-mail address (If e-mail address is not provided, hard copy notification will be mailed.)

--------------------------------------------------------------------------------------------------------------
13 Replacement Will the proposed contract replace any existing annuity or life insurance contract?
--------------------------------------------------------------------------------------------------------------

   ELECT ONE: [ ] No [ ] Yes If yes, complete the 1035 Exchange or Qualified Retirement Account Transfer form.

   Does the applicant have any existing life or annuity contracts? [ ] Yes [ ] No

   Will the proposed contract replace any existing life or annuity contracts? [ ] Yes [ ] No

   Type of existing contract: [ ] Life Insurance [ ] Annuity

   Type of replacement: [ ] Full [ ] Partial [ ] Reduced/Paid-Up

   (Attach a state replacement form if required by the state in which the application is signed.)

   -----------------------------------------------------------------------------------------------------------
   Company name                                                                Contract number

   -----------------------------------------------------------------------------------------------------------
   Plan name                                                                   Year issued

   -----------------------------------------------------------------------------------------------------------
   Type of plan                                                                Type of existing contract

--------------------------------------------------------------------------------------------------------------
   Fraud Warning
--------------------------------------------------------------------------------------------------------------
   Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

--------------------------------------------------------------------------------------------------------------
14 Required Notice
--------------------------------------------------------------------------------------------------------------

   Residents of Maryland and Vermont please note:
   Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

   Residents of all other states except Oregon, Virginia, and Washington, please note:
   Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

--------------------------------------------------------------------------------------------------------------
15 Agreement and Signatures
--------------------------------------------------------------------------------------------------------------

   All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for [Multi-Fund(R)
   Select] and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount.
   [I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period.] Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application

   The following statement applies to residents of AL, AK, AR, DE, FL, Guam, ID, KY, LA, ME, MI, MO, MT, NJ,
   NM, NV, OR, PA, Puerto Rico, SD, UT, WA and WY: Acceptance of the annuity contract will mean acceptance of all of its terms and ratification of any changes noted on the "Home Office Corrections and Additions"
   endorsement to the application. Changes to the items which may affect the benefits applied for must be agreed to by you in writing.

   The following statements apply only to 403(b) contracts

   .    I agree to abide by the distribution rules as described in IRC section 403(b)(11). This code section prohibits the distribution of salary reduction elective deferrals made after 12/31/88 and earnings from 403(b) contracts except in the following events: attainment of age 59 1/2; separation from service; death of the annuitant; disability of the annuitant as defined in IRC section 72(m)(7); or
        financial hardship. If claiming financial hardship, I may not withdraw earnings on elective deferrals.

   .    If I am not 100% vested in the employer contributions and earnings attributable to employer contributions held in the contract and I separate from service, the non-vested account balance will be forfeited.

   Any City                                   Any State
   -----------------------------------------------------------------------------------
   Signed at (city)                           State                                   Date   04     11     04
                                                                                            Month   Day   Year

   -----------------------------------------------------------------------------------
   [Signature of Contract Owner]              [Joint Contract Owner (if applicable)


   ----------------------------------------   ----------------------------------------
   Signed at (city)                           State                                    Date [ | ] [ | ] [ | ]
                                                                                            Month  Day   Year
   -----------------------------------------------------------------------------------
   Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

   For ERISA plans only: If the Annuitant is married and the primary beneficiary is someone other than the spouse, the spouse must sign below. Their signature must be witnessed by the Plan Administrator or a Notary
   Public.


   -------------------------------------------------------------------------------------
   Spouse's signature

   -------------------------------------------------------------------------------------
   Plan Administrator or Notary Public

   X                                                                       /   /
   -------------------------------------------------------------------------------------
   Notary Public signature                                            Commission Expires

   -------------------------------------------------------------------------------------

   Witnessed by plan administrator or a Notary Public

--------------------------------------------------------------------------------------------------------------
                                   FINANCIAL ADVISER MUST COMPLETE PAGE [7].
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
16 Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?
--------------------------------------------------------------------------------------------------------------

   ELECT ONE: [ ] No [ ] Yes If yes, please list the insurance in force on the life of the proposed Contract
   Owner(s) and Annuitant(s):
   Does the applicant have any existing life or annuity contracts? [ ] Yes [ ] No
   Will the proposed contract replace any existing life or annuity contracts? [ ] Yes [ ] No
   Type of existing contract [ ] Life Insurance [ ] Annuity
   Type of replacement [ ] Full [ ] Partial [ ] Reduced/Paid-Up
   (Attach a state replacement form if required by the state in which the application is signed.)

                                                                                           $
   -----------------------------------------------------------------------------------------------------------
   Company name                                                      Year issued           Amount

--------------------------------------------------------------------------------------------------------------
17 Additional Remarks
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
18 Dealer Information     Note: Licensing appointment with Lincoln Life is required for this application to be processed.
                                If more than one representative, please indicate names and percentages in
                                Section [17].
--------------------------------------------------------------------------------------------------------------

[ ] 1 [ ] 2 [ ] 3 [ ] 4 OR [ ] Income4Life(SM) Solution - complete Form 30350AL (nonqualified) or Form
30350Q-AL (qualified)

                                                                           [ | | ]   [ | | ] - [ | | | ]
------------------------------------------------------------------------   -----------------------------------
Registered representative's name (print as it appears on NASD licensing)   Registered representative's
                                                                           telephone number

                                                                           [ | | ] - [ | ] - [ | | | ]
-------------------------------------------------------------------------------------------------------------
Client account number at dealer (if applicable)                            Registered representative's SSN

--------------------------------------------------------------------------------------------------------------
Dealer's name

--------------------------------------------------------------------------------------------------------------
Branch address                                    City                                  State        ZIP

[ ] CHECK IF BROKER CHANGE OF ADDRESS             Rep Code at Firm
                                                                   -------------------------------------------

--------------------------------------------------------------------------------------------------------------
19 Agent's Report
--------------------------------------------------------------------------------------------------------------

   Do you have any knowledge or reason to believe that the proposed annuity contract will affect any existing annuity contract or life insurance policy, including contracts issued by the Lincoln National Life
   Insurance Company? [ ] Yes [ ] No

   If "yes," provide details

   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------

   Servicing agent's name (print or type)
                                          --------------------------------------------------------------------
   Phone no.           -              -          Social Security no.            -                  -
             -----------------------------------                     -----------------------------------------
   SA code                             PC code                      Split                 Mail code
           ---------------------------         --------------------       ---------------           ----------
   Agent's name (print or type)
                               -------------------------------------------------------------------------------
   Phone no.           -              -          Social Security no.            -                  -
             -----------------------------------                     -----------------------------------------
   SA code                                           PC code                      Split
           -----------------------------------------         --------------------       ----------------------
   Agent's name (print or type)
                               -------------------------------------------------------------------------------
   Phone no.           -              -          Social Security no.            -                  -
             -----------------------------------                     -----------------------------------------
   SA code                                           PC code                      Split
           -----------------------------------------         --------------------       ----------------------
   Agent's name (print or type)
                               -------------------------------------------------------------------------------
   Phone no.           -              -          Social Security no.             -                  -
             -----------------------------------                     -----------------------------------------
   SA code                                           PC code                      Split
           -----------------------------------------         --------------------       ----------------------

--------------------------------------------------------------------------------------------------------------
20 Representative's Signature
--------------------------------------------------------------------------------------------------------------

   IMPORTANT INFORMATION ABOUT NEW CUSTOMER IDENTIFICATION PROCEDURES

   The USA PATRIOT Act requires all financial institutions, including The Lincoln National Life Insurance
   Company, to obtain, verify, and maintain information that identifies each person who opens a new account with the Company. To meet this federal obligation we will ask for your name, address, date of birth or articles of incorporation or similar documents and other information, including a driver's license or other government issued identification that will allow us to verify your identity. This process may include the use of third party sources to verify the information provided.

   For policies or contracts owned by a Trust, new customer identification procedures may require the Company to obtain a copy of a Trust instrument. Any Trust instrument will be retained solely for purposes of customer identification as required by law and the information required for each OWNER. Use Form 33009 for additional information if necessary.

   Owner (Annuitant)                                        Joint Owner

   ------------------------------------------------------   --------------------------------------------------
   Business Street Address: (No PO Box)                     Business Street Address: (No PO Box)

   ------------------------------------------------------   --------------------------------------------------
   City, State, Zip Code                                    City, State, Zip Code

   Check one form of ID:                                    Check one form of ID:

   Individual Owner        Non-Individual Owner             Individual Owner        Non-Individual Owner

   [ ]  Driver's License   [ ]  Certified Articles of       [ ]  Driver's License   [ ]  Certified Articles of
                                Incorporation                                            Incorporation
   [ ]  Passport           [ ]  Partnership Agreement       [ ]  Passport           [ ]  Partnership Agreement
   [ ]  Other (please      [ ]  Trust Document              [ ]  Other (please      [ ]  Trust Document
        describe)                                                describe)

   ------------------------------------------------------   --------------------------------------------------
   ID Number                                                ID Number

   ------------------------------------------------------   --------------------------------------------------
   Identification Expiration Date                           Identification Expiration Date

   ------------------------------------------------------   --------------------------------------------------
   State/Country of Issuance                                State/Country of Issuance

   The Licensed Representative signed below certifies that:

   .    I personally met with the proposed Owner(s), reviewed the government issued identification described and verified, to the best of my knowledge, that it accurately reflects the identity of the proposed
        Owner(s).

   .    I have used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or contract delivery;

   .    I have truly and accurately recorded on this application the information supplied by the annuitant and/or contract owner;

   .    I have reviewed the investment objectives and financial needs of the applicant and believe that this product is suitable for addressing those objectives and needs.

        The representative hereby certifies that he/she witnessed the signature(s) in Section [15] and that all information contained in this application is true to the best of his/her knowledge and belief.

   Licensed Representative Name
   -----------------------------------------------------------------------------------------------------------


   Licensed Representative Signature                                                Date        /     /
   -----------------------------------------------------------------------------------------------------------
                                                                                          month   day   year

                            Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

                            [Lincoln Life                By Express Mail:   Lincoln Life
   [Multi-Fund(R) Select]   P.O. Box 2348                                   1300 South Clinton Street
                            Fort Wayne, IN 46801-2348]                      Fort Wayne, IN 46802

                            If you have any questions regarding this application, please call Lincoln Life at
                            [800 443-8137].